Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group



Chief Executive Officer
Section 906 Certification under Sarbanes Oxley Act



I, Julian Sluyters, certify that:

1. I have reviewed this report, filed on behalf of Scudder Target 2010 Fund, Scudder Target 2011 Fund, Scudder Target 2012 Fund, Scudder Target 2013 Fund, Scudder Target 2014 Fund, Scudder Retirement Fund - Series VI, Scudder Retirement Fund - Series VII, a series of Scudder Target Fund, on Form N-CSR;

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

March 29, 2005                               /s/Julian Sluyters
                                             Julian Sluyters
                                             Chief Executive Officer
                                             Scudder Target 2010 Fund,
                                             Scudder Target 2011 Fund,
                                             Scudder Target 2012 Fund,
                                             Scudder Target 2013 Fund,
                                             Scudder Target 2014, Scudder
                                             Retirement Fund - Series VI,
                                             Scudder Retirement Fund -
                                             Series VII, a series of
                                             Scudder Target Fund

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                                             Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group



Chief Financial Officer
Section 906 Certification under Sarbanes Oxley Act



I, Paul Schubert, certify that:

1. I have reviewed this report, filed on behalf of Scudder Target 2010 Fund, Scudder Target 2011 Fund, Scudder Target 2012 Fund, Scudder Target 2013 Fund, Scudder Target 2014 Fund, Scudder Retirement Fund - Series VI, Scudder Retirement Fund - Series VII, a series of Scudder Target Fund, on Form N-CSR;

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

March 29, 2005                               /s/Paul Schubert
                                             Paul Schubert
                                             Chief Financial Officer
                                             Scudder Target 2010 Fund,
                                             Scudder Target 2011 Fund,
                                             Scudder Target 2012 Fund,
                                             Scudder Target 2013 Fund,
                                             Scudder Target 2014 Fund,
                                             Scudder Retirement Fund -
                                             Series VI, Scudder Retirement
                                             Fund - Series VII, a series of
                                             Scudder Target Fund